SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 4, 2019

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ADS	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2019, Alliance Data Systems Corporation’s (the “Company”) Annual Meeting was held at the Company’s corporate headquarters at 7500 Dallas Parkway, Suite 700, Plano, Texas 75024.  A total of 46,363,024 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 88.51% of the Company’s shares outstanding as of April 8, 2019, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Each of Bruce K. Anderson, Roger H. Ballou, Kelly J. Barlow, Edward J. Heffernan, Kenneth R. Jensen, Robert A. Minicucci, Timothy J. Theriault, Laurie A. Tucker and Sharen J. Turney was elected as a director of the Company to serve until the 2020 annual meeting of stockholders.

Bruce K. Anderson

40,558,834	For
1,586,304	Against
63,971	Abstain
4,153,915	Broker Non-Votes

Roger H. Ballou

40,656,193	For
1,489,033	Against
63,883	Abstain
4,153,915	Broker Non-Votes

Kelly J. Barlow

41,443,750	For
696,944	Against
68,415	Abstain
4,153,915	Broker Non-V+otes

Edward J. Heffernan

40,618,013	For
1,527,883	Against
63,213	Abstain
4,153,915	Broker Non-Votes

Kenneth R. Jensen

40,816,410	For
1,327,683	Against
65,016	Abstain
4,153,915	Broker Non-Votes

Robert A. Minicucci

40,690,349	For
1,454,174	Against
64,586	Abstain
4,153,915	Broker Non-Votes

Timothy J. Theriault

41,297,922	For
842,169	Against
69,018	Abstain
4,153,915	Broker Non-Votes

Laurie A. Tucker

40,966,068	For
1,174,868	Against
68,173	Abstain
4,153,915	Broker Non-Votes

Sharen J. Turney

41,652,117	For
488,823	Against
68,169	Abstain
4,153,915	Broker Non-Votes

(b) Executive compensation was approved, on an advisory basis, by the Company’s stockholders.

39,199,420	For
2,870,582	Against
139,107	Abstain
4,153,915	Broker Non-Votes

(c) The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019 was ratified by the Company’s stockholders.

45,181,184	For
1,117,391	Against
64,449	Abstain

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 5, 2019	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer